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                                 EXHIBIT 10.45

                         PURCHASE MONEY DEED OF TRUST,

                        ASSIGNMENT OF LEASES AND RENTS,

                     FIXTURE FILING AND SECURITY AGREEMENT
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WHEN RECORDED MAIL TO:

Old Republic Title Agency
3200 North Central Avenue
Suite 100
Phoenix, Arizona 85012

404 51-14728

                                PURCHASE MONEY
                DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
                     FIXTURE FILING AND SECURITY AGREEMENT

THIS PURCHASE MONEY DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, FIXTURE FILING AND SECURITY AGREEMENT ("Deed of Trust") dated as of March 29, 2000, is made among WELLS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, whose address is 6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092 ("Borrower"), as Trustor, OLD REPUBLIC TITLE AGENCY, INC., an Arizona corporation ("Trustee"), as Trustee, whose address is 3200 North Central Avenue, Suite 100, Phoenix, Arizona 85012 and RYAN COMPANIES US, INC., a Minnesota corporation ("Lender"), as Beneficiary, whose address is 700 International Centre, 900 Second Avenue South, Minneapolis, Minnesota 55402.


                                  WITNESSETH:

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, BORROWER IRREVOCABLY GRANTS, BARGAINS, SELLS AND CONVEYS TO TRUSTEE, ITS SUCCESSORS AND ASSIGNS, IN TRUST, WITH POWER OF SALE AND RIGHT OF ENTRY AND POSSESSION, the leasehold estate created by that certain ASU Research Park Lease dated November 19, 1997, by and between Price-Elliott Research Park, Inc., as Landlord, and Lender, as Tenant, a Memorandum of Lease with respect to which was recorded in the office of the Maricopa County Recorder on December 10, 1997, as Document No. 97-0867851 (the "Lease"), pertaining to that certain real property (the "Real Property") located in the, County of Maricopa, State of Arizona, which is described on the attached Exhibit "A" which is made a part of and incorporated into this Deed of Trust by this reference as though fully set forth herein.

TOGETHER WITH all right, title and interest of Borrower in and to all of the following, whether now owned or hereafter acquired:

     a. all buildings and other improvements erected or hereafter erected on the Real Property (collectively, the "Improvements"); and

     b. all fixtures, appliances, machinery and equipment of any nature whatsoever, and other articles of personal property owned by Borrower and now or at any time hereafter installed in, attached to or situated in or upon the Real Property or any Improvements now or hereafter erected thereon, or used or intended to be used in connection with the Real Property, or in the operation of any Improvements now or hereafter erected thereon, or in the
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operation or maintenance of any such Improvement, plant or business situate thereon, whether or not the personal property is or shall be affixed thereto, except that the foregoing shall not apply to personal property owned by any tenant or to any furniture, furnishings, accessories and equipment not owned but leased by Borrower for use in a management office, or otherwise in the management and operation of the Improvements constructed on the Real Property; and

     c. all building materials, fixtures, building machinery and building equipment owned by Borrower and delivered on-site to the Real Property during the course of, or in connection with, construction of, or reconstruction of, or remodeling of any building and improvement from time to time during the term hereof; and

     d. all of Borrower's interest in (a) all service contracts relating to the Real Property, (b) all trade names used in connection with the Real Property, and solely for use in connection with operation of the Real Property, and (c) all guaranties and warranties from manufacturers, materialmen and contractors for work done on or to the Real Property; and

     e. all awards or payments, including interest thereon, which may be made with respect to the Real Property, whether from the exercise of the right of eminent domain (including any transfer made in lieu thereof) or for any other injury to or decrease in the value of the Real Property, including, without limitation, all awards or payments or just compensation, all damages to the Real Property resulting from any taking, all relocation or dislocation payments and all out-of-pocket expenses; and

     f. all insurance policies covering the Real Property and all proceeds of any unearned premiums on any such insurance policies including, without limitation, the right to receive and apply the proceeds of any insurance, judgment, or settlements made in lieu thereof, for damage to the Real Property; and

     g. any and all tenements, hereditaments and appurtenances belonging to the Real Property or any part thereof including any water rights, mineral rights, development rights and strips and gores, or in any way appertaining thereto, and all streets, alleys, passages, ways, water courses, and all easements and covenants now existing or hereafter created which relate to the Real Property for the benefit of Borrower or any subsequent owner or tenant of the Real Property and all rights to enforce the maintenance thereof, and all other rights, liberties and privileges of whatsoever kind or character, and the reversions and remainders, income, rents, issues and profits arising therefrom, and all the estate, right, title, interest, property, possession, claim and demand whatsoever, at law or in equity, of Borrower in and to the Real Property or any part thereof; and

     h. all leasehold estates, rights, title and interest of Borrower as landlord in and to all leases or subleases covering any portion of the Real Property or Improvements now or hereafter existing or entered into, and all right, title and interest of Borrower thereunder, including without limitation, all security deposits (subject to applicable legal restrictions and leases of tenants), advance rentals, and deposits or payments of similar nature; and

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     i.  all the rents, issues and profits thereof, and also all the estate, right, title, interest and all claims and demands whatsoever, as well in law as in equity, of Borrower in and to the Real Property, now owned or hereafter acquired, and every item, part and parcel thereof.

All of the above-mentioned Real Property, Improvements, fixtures, machinery, furniture, equipment, rights, tenements, hereditaments and appurtenances and other property interests are sometimes collectively referred to herein as the "Secured Property."

This Deed of Trust also constitutes a "Security Agreement" as that term is defined in the Uniform Commercial Code as enacted in the State of Arizona with respect to all of the personal property as identified above appropriated to the use of the Secured Property and the Improvements owned by Borrower subject to the lien of this Deed of Trust including, but not limited to, all of the furniture, furnishings, machinery, apparatus, equipment, fittings, fixtures and other articles of personal property (excluding any and all personal property leased by Borrower from any third party) whether affixed or annexed or not, which shall for purposes of this Deed of Trust, to the extent permitted by law, be considered as annexed to and forming a part of the Secured Property and the Improvements; and with respect to any award in eminent domain proceedings for a taking or loss of value with respect to the Secured Property and the Improvements; and in all future leases and rents. This Deed of Trust creates a security interest in Lender, and Borrower does hereby grant to Lender a security interest in all of the personal property of the Borrower as described above subject to the lien of this Deed of Trust. With respect to Borrower's interest in the fixtures described above, this Deed of Trust shall constitute a security agreement and financing statement between Borrower and Lender and shall be effective as a financing statement recorded as a fixture filing under the Uniform Commercial Code, as adopted in the State of Arizona, from the date of its recordation in the real estate records of the county or counties in which the real property is located. This security agreement and financing statement covers the above described fixtures and cumulative of all other rights of Lender hereunder, Lender shall have all of the rights conferred on secured parties by the Uniform Commercial Code with respect to such fixtures.

Any reproduction of this Deed of Trust or of any other security agreement or financing statement shall be sufficient as a financing statement to the extent permitted by law. In addition, Borrower agrees to execute and deliver to Lender, upon Lender's request, any financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Deed of Trust in such form as Lender may require to perfect a security interest with respect to said items. Borrower shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements Lender may reasonably require. Without the prior written consent of Lender, Borrower shall not create or suffer to be created pursuant to the Uniform Commercial Code or otherwise any other security interest in said items, including replacements and additions thereto. Upon Borrower's breach of any covenant or agreement of Borrower contained in this Deed of Trust, Lender shall have the remedies of a secured party under the Uniform Commercial Code and, at Lender's option, may also invoke the remedies provided in this Deed of Trust as to such items, and it is expressly agreed that if, upon default, Lender should proceed to dispose of the collateral in accordance with the provisions of the Uniform Commercial Code, ten (10) days

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notice by Lender to Borrower shall be deemed to be reasonable notice under any provisions of the Uniform Commercial Code requiring such notice. In exercising any of said remedies, Lender may proceed against the items of real property and any items of personal property specified above as part of the Secured Property separately or together and in any order whatsoever, without in any way affecting the availability of Lender's remedies under the Uniform Commercial Code or of the remedies provided in this Deed of Trust.

TO HAVE AND TO HOLD all of the above granted and described Secured Property with the appurtenances and any after-acquired title Borrower may subsequently have obtained therein, unto Lender, its successor or successors, forever; and Borrower warrants generally its title to the Secured Property free of all liens and encumbrances, and agrees to execute such further assurances of title as Lender may reasonably require.

PROVIDED, ALWAYS, and these presents are upon this express condition, that if Borrower or its successors or assigns, shall well and truly pay unto Lender the principal amount of that certain Note (as defined below) and the interest and other fees and charges, if any, thereof, at the time and in the manner mentioned in the Note as well as any other indebtedness secured hereby, and shall well and truly abide by and comply with each and every covenant and condition set forth herein or in the Note, then these presents and the estate hereby granted shall cease, determine and be void; and provided, further, that until the happening of any Event of Default as set forth in this Deed of Trust, Borrower shall have the right to possess and enjoy the Secured Property and a license to receive and retain the rents, issues and profits thereof; and provided further, that on full payment of the amounts advanced pursuant to the Note secured by this Deed of Trust and all property costs, charges, expenses, prepayment charges, and commissions incurred at any time before the sale hereinafter provided for, Lender shall release and reconvey the premises unto and at the cost of Borrower without covenant or warranty to the person or persons legally entitled thereto.

FOR THE PURPOSE OF SECURING:

     A. Payment of the indebtedness evidenced by the Promissory Note (the "Note"), given by Borrower to Lender in the amount of $5,000,000.00, dated of even date herewith, and together with any interest and all other charges under the Note, and any renewals, extensions, supplements and modifications of the Note.

     B. Payment of such additional sums and interest thereon which may now or hereafter be loaned to Borrower, or its successors or assigns, by Lender, when evidenced by a promissory note or notes reciting that they are secured by this Deed of Trust.

     C. Payment of all other sums, including without limitation, any advances made by Lender or Trustee for or on account of Borrower, becoming due or payable under this Deed of Trust, or any other agreement or instrument securing or pertaining to the Note or the indebtedness (the "Indebtedness") evidenced by the Note, together with interest thereon at the rate or rates specified in such instruments.

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BORROWER AND LENDER AGREE AS FOLLOWS:

     1. Promise to Defend Title. Borrower is lawfully seized of the estate conveyed and has the right to grant and convey the Secured Property; the Secured Property is unencumbered by Borrower; and Borrower will warrant and defend generally the title to the Secured Property against all claims and demands, subject to any declarations, easements or restrictions listed in a schedule of exceptions to coverage in the mortgagee title insurance policy insuring Lender's interest in the Secured Property.

     2. Obligation to Pay. Borrower will pay all amounts under the Note when due.

     3. Performance of Lease. Borrower shall promptly pay when due all rents, charges, expenses and other sums or amounts required to be paid by the Tenant under the Lease and shall faithfully keep and perform each and all of the terms, covenants, provisions and agreements to be kept and performed by the Tenant under the Lease and shall do all things necessary to preserve and keep unimpaired the rights and interests of Borrower, as Tenant, under the Lease. Upon receipt by Lender from the Landlord of any written notice of default or failure to perform any of the terms, covenants, provisions or agreements of the Lease to be paid, observed or performed by Borrower, Lender may rely thereon and may pay any amount and take any action necessary to cure such breach or default, even though the existence of such breach or default may be questioned or denied by Borrower. Borrower shall reimburse Lender on demand for all amounts expended by Lender in effecting such cure, together with interest thereon from the date of demand at the rate provided in the Note.

     4.  [Intentionally Omitted]

     5.  Charges; Liens.

         (a) Borrower will pay, prior to delinquency, all taxes, assessments and other charges, fines and impositions attributed to the Secured Property which create or may create a lien on any of the Secured Property, and leasehold payments or ground rents, if any, as provided under Paragraph 3.

         (b) Borrower covenants and agrees to and with Lender that if the Secured Property or any part thereof is encumbered, mortgaged or pledged by Borrower, whether voluntarily or involuntarily or by operation of law, in either or any case without the prior written consent of Lender, Lender may, at Lender's option, declare all of the sums secured by this Deed of Trust to be immediately due and payable, and Lender may invoke any remedies permitted by this Deed of Trust.

     6.  Fire and Other Hazard Insurance; Liability Insurance.

         (a) Borrower shall keep the Secured Property and the Improvements insured for its full replacement value against loss by fire, vandalism and malicious mischief, perils of extended coverage and other risks as required by Lender in its reasonable discretion. In addition, Borrower shall provide flood insurance, if required, in an amount satisfactory to Lender, where

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the Secured Property is now, or in the future is declared to be in a Special
Flood Hazard Area as described in the National Disaster Protection Act of 1973, as amended. The insurance carrier providing the required coverage will be chosen by Borrower subject to approval by Lender. All insurance policies and renewals will include a standard mortgage clause in favor of and in form acceptable to Lender, including without limitation a clause giving Lender a minimum of thirty
(30) days' notice prior to cancellation. Borrower shall furnish to Lender originals of all policies of insurance required hereunder. If Borrower fails to provide Lender with evidence of the required insurance during the term of the Loan, Lender is authorized, but not obligated, to obtain insurance protecting Lender's interest only. Borrower will be required to pay Lender the insurance premium upon request, or the premium may be added to the principal balance of the Note and accrue interest at the rate specified in the Note. Any sums Lender may expend for insurance premiums will be secured by this Deed of Trust.

          (b) When any hazard loss occurs, Borrower shall give prompt notice to the insurance carrier and Lender. Lender may submit notice of claim and/or make proof of loss if not made promptly by Borrower. All insurance proceeds shall be paid to Lender. Lender agrees that the insurance proceeds shall be applied to restoration or repair of the Secured Property provided that (i) no Event of Default exists hereunder, (ii) the restoration or repair will be completed prior to April 1, 2001, (iii) Borrower first pays all costs in excess of available insurance proceeds, and (iv) the lease to Motorola, Inc. will remain in full
force and effect.   Otherwise, the insurance proceeds shall be applied to the
sums secured by this Deed of Trust, with excess, if any, paid to Borrower. If the Secured Property is abandoned by Borrower, or if Borrower fails to respond to Lender within thirty (30) days from the date notice is mailed by Lender to Borrower that the insurance carrier offers to settle a claim for insurance benefits, Lender is authorized to collect and apply the insurance proceeds, at Lender's option, either to the restoration or repair of the Secured Property or to the sums secured by this Deed of Trust.

          (c) Unless Lender and Borrower agree in writing, any application of proceeds to principal will not extend or postpone the due date of the payments or change the amount of the payments. If title to the Secured Property is acquired by Lender, all rights, title and interest of Borrower in any insurance policies will pass to Lender.

          (d) Borrower shall at all times procure and maintain at its sole expense a policy or policies of liability insurance with respect to activities on the Secured Property affording coverage not less than $2,000,000 combined single limit for death or injury to one or more persons or property damage naming Lender as additional insured. Upon the date of this Deed of Trust and from time to time before the expiration of any policy shown in the prior certificate, Borrower shall deliver to Lender certificates (i) evidencing the required coverage and (ii) obligating the insurer to provide at least 30 days prior notice to Lender of any cancellation, non-renewal or reduction in limits of any policy shown on the certificate. Upon request, Borrower shall deliver to Lender the original or a copy of each policy. All such policies shall be issued by a responsible insurer licensed to do business in Arizona. Borrower shall obtain such endorsements and coverage as Lender may reasonably request.

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          (e) Borrower shall defend, indemnify and hold Lender harmless from all claims and liabilities, insured or uninsured, arising on the Secured Property or resulting from any act or omission of Borrower.

     7. Preservation and Maintenance of Property. Borrower will keep the Secured Property in good repair and will not commit waste or permit impairment or deterioration of the Secured Property. No Improvements or other property (except trade fixtures belonging to any tenant) now or hereafter covered by the lien of this Deed of Trust shall be removed, demolished or materially altered or enlarged, nor shall any new Improvements be constructed, without the prior written consent of Lender, except that Borrower shall have the right, without such consent, to remove and dispose of, free from the lien of this Deed of Trust, such personal property as from time to time may become worn out or obsolete, provided that simultaneously with or prior to such removal any such personal property shall be replaced with other personal property of a value at least equal to that of the replaced personal property and free from any title retention or other security agreement or other encumbrance and from any reservation of title, and by such removal and replacement the Borrower shall be deemed to have subjected such new personal property to the lien of this Deed of Trust and the security interest of Lender created hereby shall be the first priority security interest in said new personal property.

     8. Compliance with Laws. Borrower covenants and agrees that it will comply with or cause to be complied with all present and future laws, statutes, ordinances, rulings, regulations, covenants, conditions and restrictions, orders and requirements of all federal, state, municipal, county, and other governmental agencies and authorities relating to the Secured Property, as well as all covenants, conditions, and restrictions affecting same and shall pay all fees or charges of any kind in connection therewith. Borrower further covenants that it (i) shall not join in the amendment or rescission of any covenants, conditions and restrictions now or hereafter affecting the Secured Property or the operation thereof, without the prior written consent of Lender; (ii) shall give Lender written notice of any request, and, if in writing, a copy of such request, received by Borrower and requesting Borrower to join in the amendment of any covenants, conditions or restrictions now or hereafter affecting the Secured Property or the operation thereof; and (iii) shall give Lender telephonic notice within one (1) day and written notice (which shall include a copy of any notice received by Borrower) within three (3) days of Borrower's receipt of any notice received by or on behalf of Borrower with respect to Borrower's noncompliance with any of the provisions of covenants, conditions or restrictions now or hereafter affecting the Secured Property or the operation thereof. If Borrower fails to correct the conditions specified in the notice to it, Lender may do so at the sole cost and expense of Borrower, and Borrower shall reimburse Lender for such cost and expense upon demand. Any amounts so expended by Lender shall bear interest at the default rate (as defined in the Note) from the date of expenditure and shall be secured by this Deed of Trust.

     9.   [Intentionally Omitted]

     10. Assignment of Leases and Rents. Borrower, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby conveys, transfers, assigns, sells, sets over and delivers, irrevocably and absolutely, unto Lender, its

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successors and assigns, all the rights, interest and privileges, which Borrower, as lessor, has and may have in the leases now existing or hereafter made and affecting the Real Property, or any part thereof, as such leases may have been, or may from time to time be hereafter, modified, extended and renewed, with all rents, income and profits (including tenant security deposits) due and becoming due therefrom. Borrower will, on request of Lender, execute assignments of any specific leases affecting any part of the Real Property. Borrower will not modify or amend the existing lease to Motorola, Inc. without the written approval of Lender.

     11. Protection of Lender's Security. If Borrower fails to perform the covenants and agreements contained in this Deed of Trust, or if any action or proceeding is commenced which materially affects Lender's interest in the Secured Property, including, but not limited to, eminent domain, insolvency, code enforcement, or arrangements or proceedings involving a debtor in bankruptcy or decedent, then Lender, at Lender's option, upon notice to Borrower, may make such appearances, disburse such sums and take such action as is necessary to protect Lender's interest, including, but not limited to, disbursement of reasonable attorneys' fees and entry upon the Secured Property to make repairs. Any amounts disbursed by Lender pursuant to this Paragraph 11, with interest thereon, will become an additional indebtedness of Borrower secured by this Deed of Trust. Unless Borrower and Lender agree to other terms of payment, such amounts will be payable upon notice from Lender to Borrower requesting payment, and will bear interest from the dates of disbursement at the rate payable from time to time on the outstanding principal balance under the Note. Nothing contained in this Paragraph 11 shall impose upon Lender an affirmative duty to incur any expense or take any action.

     12. Inspection. Lender may make or cause to be made reasonable entries upon and inspections of the Secured Property.

     13. Condemnation. The proceeds of any award or claim for damages, direct or consequential, in connection with any condemnation or other taking of the Secured Property, or any part of the Secured Property, or for conveyance in lieu of condemnation are irrevocably assigned and will be paid to Lender; provided that Lender shall receive only those amounts necessary to satisfy the outstanding principal balance of the loan and any other additional amounts owed by Borrower. Any application of proceeds to principal will not affect the due date or scheduled payments under the Note.

     14. Events of Default. The unpaid principal balance of the indebtedness evidenced by the Note and interest thereon, together with all other applicable fees and charges evidenced thereby or secured hereby shall become due at the option of Lender upon the occurrence of an Event of Default (as defined below). The following shall constitute an "Event of Default" or "Events of Default" hereunder.

          (a) Any failure to pay, within ten (10) days after the dates when due as provided in the Note, all amounts due and owing under the Note.

          (b) Any default in the payment of any other sum due under this Deed of Trust which is not cured ten (10) days following receipt of written notice from Lender.

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          (c) Unless otherwise provided herein, any non-monetary default which is not cured within thirty (30) days following receipt of written notice from Lender.

          (d) The imposition of any voluntary or involuntary lien or encumbrance upon the Secured Property, except as permitted by this Deed of Trust or approved by Lender.

          (e) Borrower assigns, transfers or conveys any interest in all or any part of the Secured Property.

     15. Acceleration; Remedies. Upon the happening of an Event of Default, Lender, at Lender's option, may declare all of the sums secured by this Deed of Trust to be immediately due and payable without further demand and may use the power of sale and any other remedies provided for herein or permitted by applicable law, including without limitation, the rights and remedies afforded by Arizona Revised Statutes (S)33-702(B), without regard to the adequacy of the security or to the solvency of Borrower or whether Trustee or Lender has commenced to exercise any other right or remedy provided herein or permitted by applicable law. Lender will be entitled to collect all reasonable costs and expenses incurred including, but not limited to, reasonable attorneys' fees in pursuing the remedies provided in this Deed of Trust.

     If Lender uses the power of sale, Trustee will give public notice of sale to the persons and in the manner prescribed by applicable law. After the lapse of such time as may be required by applicable law, Trustee, without demand on Borrower, will sell the Secured Property at public auction to the highest bidder at the time and place and under the terms designated in the notice of sale in one or more parcels and in such order as Trustee may determine. Trustee may postpone sale of all or any parcel of the Secured Property in the manner provided by law. Lender or Lender's designee may purchase the Secured Property at any sale.

     Trustee will deliver to the purchaser a Trustee's Deed conveying the Secured Property sold without any covenant or warranty, expressed or implied. The recitals in the Trustee's Deed will be prima facie evidence of the truth of the statements made. Trustee will apply the proceeds of the sale in the following order: (a) to all reasonable costs and expenses of the sale, including, but not limited to, reasonable Trustee's and attorneys' fees and costs of title evidence; (b) to all sums secured by this Deed of Trust; and (c) the excess, if any, to the persons legally entitled.

     16. Appointment of Receiver; Lender in Possession. Upon the occurrence of any Event of Default, Lender, in person, by agent, or by judicially appointed receiver may enter upon, take possession of and manage the Secured Property and collect the rents from the Secured Property including those past due. All rents collected by Lender or the receiver will be applied first to payment of the costs of management of the Secured Property and collection of rent, including receiver's fees, premiums on receiver's bonds and reasonable attorneys' fees, and then to the sums secured by this Deed of Trust. Lender and the receiver will only be liable to account for those rents actually received.

     17. Borrower Not Released. Extension of the time for payment or modification or amortization of the sums secured by this Deed of Trust granted by Lender to any successor in interest of Borrower will not operate to release, in any manner, the liability of the original

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Borrower and the original Borrower's successors in interest. Lender will not be required to commence proceedings against any successor or refuse to extend time for payment or otherwise modify amortization of the sums secured by this Deed of Trust by reason of any demand made by the original Borrower and the original Borrower's successors in interest.

     18. Forbearance by Lender Not a Waiver. Any forbearance by Lender in exercising any right or remedy contained in this Deed of Trust, or otherwise afforded by applicable law, will not be a waiver of, or preclude the exercise of, any such right or remedy. The procurement of insurance, or the payment of taxes, or other liens or charges by Lender will not be a waiver of Lender's right to accelerate the maturity of the Note or any additional advances.

     19. Remedies Cumulative. All remedies provided in this Deed of Trust are distinct and cumulative to any other right or remedy under this Deed of Trust or under any other Loan Document or afforded by law or equity, and may be exercised concurrently, independently or successively.

     20. Successors and Assigns Bound; Joint and Several Liability. The covenants and agreements contained in this Deed of Trust will bind, and the rights under this Deed of Trust will inure to, the respective successors and assigns of Lender and Borrower. All covenants and agreements of Borrower will be joint and several.

     21. Notice. Except for any notice required under applicable law to be given in another manner, all written notices or demands required or permitted under this Deed of Trust, shall be in writing, delivered in person or sent by certified mail, return receipt requested, to the address shown on the first page or to such other address as either party may designate from time to time by notice to the other. Mailed notices shall be effective upon deposit in the mail, and personally delivered notices shall be effective upon receipt.

     22. Waiver of Rights by Borrower. Borrower waives all the rights and benefit of all laws now existing or that hereafter may be enacted providing for
(a) any appraisement before sale of any portion of the Secured Property, or (b) extension of the time for the enforcement or collection of the Note or the indebtedness evidenced thereby, or (c) creation of an extension of the period of redemption from or a moratorium on any sale made pursuant to this Deed of Trust. To the full extent Borrower may do so, Borrower agrees that Borrower will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension, redemption or moratorium, and Borrower, for Borrower, Borrower's successors and assigns, and for any and all persons ever claiming any interest in the Secured Property, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, moratorium, stay of execution, notice of election to mature or declare due the whole of the secured indebtedness and marshaling in the event of foreclosure of the liens hereby created. If any law referred to in this Paragraph and now in force, of which Borrower, Borrower's successors and assigns or other person might take advantage despite this Paragraph, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Paragraph. Borrower expressly waives and relinquishes any and all rights and remedies which Borrower may have or be able to assert by reason of the laws pertaining to the rights and remedies of sureties, including without limitation Arizona Revised Statutes, Sections 12-1641, et seq. and 16 Arizona Revised Statutes, Rules of Civil Procedure, Rule 17(f). Borrower waives, to the full extent permitted by law, all statutes of limitations as a defense to this Deed of Trust and any obligation secured by this Deed of Trust.

     23. Severability; Governing Law. In the event that any provision or clause of this Deed of Trust or the Note conflicts with applicable law, such conflict will not affect other provisions of this Deed of Trust or the Note which can be given effect without the conflicting provision, and to this end the provisions of this Deed of Trust and the Note are declared to be severable.
This Deed of Trust shall be governed by, construed and enforced according to the laws of the State of Arizona and construction shall be without regard to any legal principles involving which party caused this instrument to be prepared.

     24. Reconveyance. Upon payment of all sums secured by this Deed of Trust, Lender will request Trustee to reconvey the Secured Property and surrender this Deed of Trust and all notes secured by this Deed of Trust to Trustee. Trustee will reconvey the Secured Property without warranty to the person legally entitled, and that person will pay all costs of the reconveyance.

     25. Substitute Trustee. Lender may appoint a new Trustee in the manner provided by law. The new Trustee will succeed to all the title, power and duties conferred upon the Trustee.

     26. No Merger. The estate granted to Lender hereunder shall not merge with any other estate that Lender may have in the Secured Property, present or future.

     27. Time is of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of Borrower under this Deed of Trust, the Note and any and all other instruments now or hereafter evidencing, securing or otherwise relating to the indebtedness.

     28. Captions. The captions and headings of the paragraphs of this Deed of Trust are for convenience only and are not to be used to interpret or define the provisions of this Deed of Trust.

BY SIGNING BELOW, BORROWER ACKNOWLEDGES HAVING READ THIS DEED OF TRUST AND REQUESTS THAT A COPY OF ANY NOTICE OF SALE BE MAILED TO BORROWER AT THE ADDRESS SPECIFIED HEREIN FOR IT.

IN WITNESS WHEREOF, Borrower has executed this Purchase Money Deed of Trust, Assignment of Leases and Rents, Fixture Filing and Security Agreement as of the date first above written.

                              WELLS OPERATING PARTNERSHIP, L.P.


                              By: Wells Real Estate Investment Trust, Inc., Its General Partner


                              By:  /s/ Douglas P. Williams
                                   -------------------------------------
                                   Its Executive Vice President


STATE OF GEORGIA    )
                    ) ss.
COUNTY OF GWINNETT  )

     The foregoing instrument was acknowledged before me, a Notary Public, this 28th day of March, 2000, by Douglas P. Williams, the Executive Vice President of Wells Real Estate Investment Trust, Inc., the General Partner of Wells Operating Partnership, L.P., a Delaware limited partnership.


                                   Martha Jean Cory
                                   -------------------------------------
                                   Notary Public


My Commission Expires:

Notary Public, Gwinnett County, Georgia
My Commission Expires June 24, 2000

                                  Exhibit "A"
                                  -----------

                               The Real Property


For a parcel of land located in the Northeast quarter of Section 13, Township 1 South, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, being more particularly described as follows:

COMMENCING at the Northeast corner of said Section 13;
thence South 00 degrees 34 minutes 03 seconds East along the Eastern line of said Section 13, a distance of 1112.51 feet to a point, said point bears North 00 degrees 34 minutes 03 seconds West, a distance of 1523.77 feet from the East quarter corner of said Section 13;
thence South 89 degrees 25 minutes 57 seconds West, a distance of 172.23 feet to a point on the Western right of way of the 101 Freeway said point also being the TRUE POINT OF BEGINNING of the parcel herein described;
thence South 02 degrees 23 minutes 51 seconds East along said Western right of way of the 101 Freeway, a distance of 70.61 feet to the point of curvature of a non-tangent curve concave to the East whose radius bears North 86 degrees 17 minutes 39 seconds East, a distance of 11493.10 feet;
thence Southerly continuing along said Western right of way of the 101 Freeway and along the arc of said curve through a central angle of 01 degrees 27 minutes 36 seconds and a distance of 292.87 feet to a point of non-tangency;
thence South 05 degrees 09 minutes 51 seconds East continuing along said
Western right of way of the 101 Freeway a distance of 74.78 feet to a point; thence South 01 degrees 56 minutes 40 seconds East continuing along said
Western right of way of the 101 Freeway, a distance of 445.41 feet to a point; thence South 01 degrees 27 minutes 58 seconds East continuing along said
Western right of way of the 101 Freeway, a distance of 209.83 feet to a point; thence South 44 degrees 34 minutes 50 seconds West leaving said Western right of way of the 101 Freeway, a distance of 76.66 feet to a point on the Northern right of way of Conference Drive, as shown on Map of Dedication for Arizona State University Research Park, according to Book 240 of Maps, page 14 and amended in Book 275 of Maps, page 26, records of Maricopa County, Arizona; thence South 89 degrees 25 minutes 40 seconds West continuing along said Northern right of way of Conference Drive, a distance of 398.71 feet to a point; thence North 47 degrees 05 minutes 56 seconds West leaving said Northern right of way Conference Drive, a distance of 29.22 feet to a point on the Eastern right of way of River Parkway, said point also being the point of curvature of a non-tangent curve concave to the West whose radius bears South 85 degrees
47 minutes 49 seconds West, a distance of 1155.92 feet;
thence Northerly continuing along said Eastern right of way of River Parkway and along the arc of said curve, through a central angle of 04 degrees 46 minutes 48 seconds, a distance of 96.44 feet to a point of compound curvature, said curve having a radius of 468.37 feet;

thence Northerly continuing along said Eastern right of way of River Parkway and along the arc of said curve, through a central angle of 29 degrees 55 minutes 17 seconds and a distance of 244.60 feet to a point of tangency;
thence North 38 degrees 54 minutes 16 seconds West continuing along said Eastern right of way of River Parkway, a distance of 136.82 feet to a point of curvature of a tangent curve concave to the Northeast having a radius of 1135.92 feet; thence Northwesterly continuing along said Eastern right of way of River Parkway and along the arc of said curve through a central angle of 03 degrees 31 minutes 32 seconds and a distance of 69.90 feet to a point of non-tangency;
thence North 10 degrees 32 minutes 14 seconds East leaving said Eastern right of way of River Parkway, a distance of 28.08 feet to a point on the Southern right of way of Research Drive;
thence North 55 degrees 56 minutes 56 seconds East continuing along said Southern right of way of Research Drive, a distance of 93.05 feet to a point of curvature of a tangent curve concave to the Northwest having a radius of 688.00 feet;
thence Northeasterly continuing along said Southern right of way of Research Drive and along the arc of said curve through a central angle of 55 degrees 52 minutes 57 seconds and a distance of 671.03 feet to a point of non-tangency; thence North 89 degrees 25 minutes 57 seconds East leaving said Southern right of way Research Drive, a distance of 273.44 feet to the TRUE POINT OF BEGINNING of the parcel herein described.

SUBJECT TO matters of records as of the date hereof.